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                                                                    Rule 497(e)
                                                  File Nos. 2-16252 and 811-933


                          CGM CAPITAL DEVELOPMENT FUND

                         SUPPLEMENT DATED JUNE 4, 2008
                      TO THE PROSPECTUS DATED MAY 1, 2008

The following paragraph is inserted on page 18 at the end of the section entitled "RECENT DEVELOPMENTS":

         If CGM Capital Development Fund shareholders approve the Reorganization at the special meeting of shareholders to be held on June 20, 2008, CGM Capital Development Fund will cease accepting purchase orders as of June 23, 2008 on account of the Reorganization. Any purchase orders received on or after that date will be returned to the appropriate shareholder. It is anticipated that the Reorganization will close on June 27, 2008 if approved by shareholders.